UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2023
 _______________________
UNIVEST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
14 North Main Street, Souderton, Pennsylvania 18964
(Address of principal executive office)(Zip Code)
Registrant’s telephone number, including area code (215) 721-2400
Not applicable
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, $5 par value	UVSP	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition
On October 25, 2023, Univest Financial Corporation (the “Corporation”), parent company of Univest Bank and Trust Co. (the "Bank"), issued a press release reporting 2023 third quarter earnings. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On October 25, 2023, the Board of Directors of the Corporation appointed Anne Vazquez to serve as an Alternate Director of the Corporation, effective December 1, 2023, with a term expiring at the 2024 annual shareholders meeting.
Ms. Vazquez is currently a General Partner at NewSpring Capital, LLC and NewSpring Mezzanine Capital. Ms. Vazquez has served NewSpring Capital, LLC in various capacities since 2008, including serving on the board of various portfolio companies. Ms. Vazquez was previously a Senior Analyst on the Financial Analysis Compliance Team for a private equity and global asset management firm. Ms. Vazquez also held various positions for KPMG, LLP, including Senior Associate in the Assurance Practice. Ms. Vazquez currently serves on the Board of Trustees for Notre Dame Academy de Namur and Holy Child School at Rosemont. Ms. Vazquez also serves on the Board of Directors for Association of Corporate Growth Philadelphia Chapter. Ms. Vazquez holds a MSAT from Villanova University and a BS for the University of Rhode Island.

Item 9.01	Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

Exhibit No.	Description of Document

99.1	Press release issued by Univest Financial Corporation on October 25, 2023

104	The cover page from the Corporation's Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Financial Corporation

By:	/s/ Brian J. Richardson
Name:	Brian J. Richardson
Title:	Senior Executive Vice President,
Chief Financial Officer
October 26, 2023

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release issued by Univest Financial Corporation on October 25, 2023

104	The cover page from the Corporation's Form 8-K, formatted in Inline XBRL